Exhibit 10.2

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: SPIRIT AVIATION HOLDINGS, INC., et al., Debtors.[1]	Chapter 11 Case No. 25-11897 (SHL) Jointly Administered

ORDER (I) APPROVING THE RESTRUCTURING
TERM SHEET WITH THE IAE PARTIES, (II) AUTHORIZING AND
APPROVING ENTRY INTO THE DEFINITIVE DOCUMENTS AND GTE
AGREEMENTS, AND (III) GRANTING RELATED RELIEF

Upon the motion (the “Motion”) of Spirit Aviation Holdings, Inc. and its direct and indirect subsidiaries (collectively, the “Debtors”), each of which is a debtor and debtor in possession in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), for entry of an order (this “Order”) pursuant to sections 105(a), 502, 503, 507 and 553 of the Bankruptcy Code, and Bankruptcy Rules 6004 and 9019, (a) approving the Restructuring Term Sheet attached hereto as Exhibit 1, (b) authorizing the Debtors to enter into the Restructuring Agreements (as defined in the Restructuring Term Sheet), (c) authorizing the Debtors to enter into the short-term GTE Leases (as defined in the Restructuring Term Sheet) with the applicable lessor parties, (d) approving the settlement with IAE of certain disputes and claims related to, among other things, the GTF engines employed by the Debtors and additional claims and causes of action arising out of IAE’s leasing arrangements with the Debtors, and (e) granting related relief , each as set forth more fully in the Restructuring Term Sheet, Motion and Cromer Declaration; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. § 1334 and the Amended

1.	The Debtors’ names and last four digits of their respective employer identification numbers are as follows: Spirit Aviation Holdings, Inc. (1797); Spirit Airlines, LLC (7023); Spirit Finance Cayman 1 Ltd. (7020); Spirit Finance Cayman 2 Ltd. (7362); Spirit IP Cayman Ltd. (4732); and Spirit Loyalty Cayman Ltd. (4752). The Debtors’ mailing address is 1731 Radiant Drive, Dania Beach, FL 33004.

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Standing Order of Reference M-431, dated January 31, 2012 (Preska, C.J.); and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157; and the Court having found that it may enter a final order consistent with Article III of the United States Constitution; and the Court having found that venue of the Chapter 11 Cases and related proceedings being proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to the Notice Parties, such notice having been adequate and appropriate under the circumstances, and it appearing that no other or further notice need be provided; hearing on this matter having been held before this Court on December 22, 2025 (the “Hearing”); and the Court having reviewed and considered the Motion, the Cromer Declaration and the First Day Declaration; and the Court having determined that the legal and factual bases set forth in the Motion and the Cromer Declaration and at the Hearing establish just cause for the relief granted herein; and the record of the Hearing being fully incorporated herein; and the Court having found that the relief requested in the Motion represents a sound exercise of the Debtors’ business judgment, and is in the best interests of the Debtors, their creditors, their estates, and all other parties in interest; and all objections and reservations of rights filed or asserted in respect of the Motion, if any, having been withdrawn, resolved, or overruled with prejudice; and upon all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefor,2

IT IS HEREBY ORDERED THAT:

1.       The Motion is granted as set forth herein.

2.	Unless defined herein, all defined terms shall have the meaning ascribed to them as contained in the Restructuring Term Sheet.

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2.       The Restructuring Term Sheet, attached hereto has Exhibit 1, and all the terms and conditions thereof, and all the transactions and agreements contemplated thereby or embodied therein are hereby approved to the extent set forth in this Order, pursuant to Bankruptcy Rule 9019(a) and (a) represent a valid exercise of the Debtors’ business judgment, (b) are supported by reasonable consideration, and (c) are fair and equitable and in the best interest of the Debtors’ estates.

3.       The Debtors are authorized to (i) execute and deliver all documentation, (including, without limitation, the Restructuring Agreements (as defined in the Restructuring Term Sheet)) necessary to implement and effectuate the terms and conditions of the Restructuring Term Sheet and this Order, (ii) comply with all obligations and make all payments provided for in the Restructuring Term Sheet upon execution of the Restructuring Agreements, and (iii) take any additional actions as are reasonably necessary or appropriate to implement and effectuate the settlement and the transactions outlined in the Restructuring Term Sheet, it being the intent of this Court that the terms set forth in the Restructuring Term Sheet be approved as set forth in this Order but shall be effective and binding upon the parties thereto upon execution of the Restructuring Agreements , and the failure to specifically describe or include any provision of the Restructuring Term Sheet in the Motion or this Order shall not diminish or impair the effectiveness of such provision.

4.       Pursuant to section 363 of the Bankruptcy Code, the Debtors are authorized to enter into the Restructuring Agreements, the GTE Agreements, and any amendments and/or modifications thereto, as applicable, and in each case as described in the Restructuring Term Sheet, and all payment obligations owed by the Debtors and arising under the GTE Agreements shall, to

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the extent provided for in the GTE Agreements, be entitled to administrative expense priority pursuant to sections 503 and 507 of the Bankruptcy Code.

5.       The automatic stay imposed under section 362(a) of the Bankruptcy Code, to the extent applicable, is hereby modified and lifted to permit the parties to enter into the Restructuring Agreements, the GTE Leases, and any amendments and/or modifications thereto.

6.       The GTE Leases and the Restructuring Agreements, and the other transaction instruments, agreements, and documents related thereto may be modified, amended, or supplemented by the parties thereto in a writing signed by the parties thereto, and in accordance with the terms thereof, without further order of the Court.

7.       Subject to execution of the Restructuring Agreements, and subject to paragraph 9 herein, no prepetition or postpetition payment made by the Debtors to the IAE Parties, or any setoff or application of proceeds of letters of credit by, or any lien granted to, the IAE Parties, including, without limitation, any payments or transfers made by the Debtors to the IAE Parties under any instrument or agreement by and between the Debtors and the IAE Parties, or pursuant to this Order or the Restructuring Agreements or claims (including administrative expense claims) allowed or granted under this Order shall be stayed, restrained, voidable, avoidable, or recoverable under the Bankruptcy Code or any applicable law (including, without limitation, under sections 502(d), 544, or 547 through 550 of the Bankruptcy Code or under any applicable state Uniform Voidable Transactions Act, Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law), or subject to any contest, attack, rejection, defense, avoidance, reduction, setoff, recoupment, recharacterization, or subordination (whether equitable, contractual, or otherwise), disallowance, impairment, claim, counterclaim, cross-claim, or any other challenge

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under the Bankruptcy Code, any other order of the Court or applicable law, or regulation by any person or entity.

8.       Notwithstanding any subsequent appointment of any trustee(s) under any chapter of the Bankruptcy Code, this Order and the terms and conditions of the Restructuring Term Sheet, the GTE Leases, and the Restructuring Agreements shall be binding in all respects upon, and shall inure to the benefit of, the Debtors, their estates, and their creditors, their respective affiliates, successors, and assigns, and any affected third parties, including, but not limited to, the IAE Parties, their affiliates, and subsidiaries.

9.       The Debtors agree to a settlement of all outstanding invoices with the IAE Parties through a combination of cash payment and available credits, as set forth in the Restructuring Term Sheet and described in the Motion, subject to execution of the Restructuring Agreements. Notwithstanding the foregoing, nothing herein waives the Debtors’ rights to contest claims that are subject to a bona fide dispute or any available defenses to the extent not inconsistent with the Restructuring Term Sheet, the GTE Leases, or the Restructuring Agreements.

10.       Nothing in this Order, the Restructuring Term Sheet, or the Definitive Documents shall affect any rights, claims (and any associated priority thereof), or interests that any lessor parties (or their beneficial owners or affiliated entities) (the “Lessor Parties”) who have leased aircraft equipment to Debtors that include or contain or have appurtenant thereto GTF or GTE engines (the “IAE Engines”) manufactured, or serviced by the IAE Parties may have with respect to such IAE Engines unless such rights, claims or interests are derivative of rights, claims, or interests of the Debtors that are being released or otherwise modified by the Debtors through the Restructuring Term sheet or the Definitive Documents.  For the avoidance of doubt nothing in this Article 10 shall be deemed to create any such right, claim or interest of

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or for the benefit of the Lessor Parties. Additionally, (a) each of the Debtors and the IAE Parties may assert any objection and/or defenses to any such matters raised or asserted by any of the Lessor Parties and (b) nothing herein shall affect any Lessor Party’s rights under section 1110 of the Bankruptcy Code or other applicable provisions of the Bankruptcy Code.

11.       The IAE Parties shall be entitled to the protections afforded under section 363(m) of the Bankruptcy Code with respect to all of the transactions set forth in the Restructuring Term Sheet or as otherwise provided for herein.

12.       Notice of the Motion is adequate under Bankruptcy Rule 6004(a). Notwithstanding the provisions of Bankruptcy Rule 6004(h), this Order shall be immediately effective and enforceable upon its entry.

13.       The Debtors are authorized to take, or refrain from taking, any action necessary or appropriate to implement and effectuate the terms of, and the relief granted in, this Order without seeking further order of the Court.

14.       During the pendency of the Chapter 11 Cases, this Court shall retain exclusive jurisdiction over any and all matters arising from or related to the implementation, interpretation, and enforcement of this Order and the Restructuring Term Sheet.

Dated: December 23, 2025
White Plains, New York

/s/ Sean H. Lane
THE HONORABLE SEAN H. LANE UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Revised Restructuring Term Sheet

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Restructuring Term Sheet

This term sheet (“Term Sheet”), dated as of To Be Written In By IAE, among International Aero Engines, LLC (“IAE LLC”), IAE International Aero Engines AG (“IAE AG” and, together with IAE LLC, collectively, the “IAE Parties” ) and Spirit Airlines, LLC (as successor to Spirit Airlines, Inc.) on behalf of itself, its subsidiaries, and Spirit Aviation Holdings, Inc., as debtors and debtors-in possession (collectively, “Spirit” and Spirit, together with the IAE Parties, collectively, the “Parties” ), contains a summary of the terms and conditions that the Parties would include in the Restructuring Agreements (as defined in Section 4.1) and the Settlement and Release Agreement for a restructuring of certain existing agreements and a settlement and release of claims related to the IAE Parties’ agreements and other arrangements with Spirit. The transactions described in this Term Sheet shall be implemented in the Chapter 11 cases filed by Spirit on August 29, 2025 (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Capitalized terms not otherwise defined herein shall have the meanings set forth in Section 4.1.

WHEREAS, Spirit and the IAE Parties are party to a number of agreements, which include, without limitation:

(i)	that certain PurePower® PW1100G-JM Engine Purchase Support Agreement, dated as of October 1, 2013 (including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time in accordance with the terms thereof, the “2013 Neo Agreement”), between Spirit and IAE LLC (as successor to United Technologies Corporation, Pratt & Whitney Division);

(ii)	that certain PW1100G-JM Engine Purchase Support Agreement, dated as of August 27, 2021 (including all exhibits, appendices and other attachments thereto (including without limitation the PW1100G-JM Engine Fleet Management Program Agreement (the “FMP”)), as amended or otherwise modified from time to time in accordance with the terms thereof, the “2021 Neo Agreement”), between Spirit and IAE LLC;

(iii)	that certain PW1100G-JM Comprehensive Spare Engine Support Agreement, dated as of August 27, 2021 (including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time, the “Spare Engine Agreement”), between Spirit and IAE LLC;

(iv)	that certain the PW1100 AOG Special Support Letter Agreement, dated March 26, 2024 (the “2024 Neo Special Support Agreement”), between Spirit and IAE LLC;

This document contains proprietary information of International Aero Engines, LLC and IAE International Aero Engines AG (“IAE LLC & IAE AG”). IAE LLC & IAE AG offer the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s & IAE AG’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s & IAE AG’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s & IAE AG’s written consent may result in criminal and/or civil liability.

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(v)	that certain 2025 PW1100 AOG Special Support Letter Agreement, dated June 4, 2025 (the “2025 Neo Special Support Agreement”), between Spirit and IAE LLC;

(vi)	that certain Fleet Hour Agreement, dated as of October 1, 2013 (including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time in accordance with the terms thereof, the “Ceo Existing Fleet FHA”), between IAE AG and Spirit, relating to the Amended and Restated V2500® General Terms of Sale agreement, dated October 1, 2013, between IAE AG and Spirit; and

(vii)	that certain Fleet Hour Agreement, dated as of October 1, 2013 (including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time in accordance with the terms thereof (the “Ceo New Fleet FHA”), between IAE AG and Spirit, relating to the V2500® General Terms of Sale agreement, dated October 1, 2013, between IAE AG and Spirit;

WHEREAS, Spirit filed for Chapter 11 bankruptcy on November 18, 2024, and exited that Chapter 11 bankruptcy case on March 12, 2025 (the “First Spirit Bankruptcy”);

WHEREAS, Spirit assumed each of its agreements with the IAE Parties in connection with the First Spirit Bankruptcy;

WHEREAS, Spirit refiled for Chapter 11 bankruptcy, in the Chapter 11 Cases, on August 29, 2025 (the “Petition Date”);

WHEREAS, Spirit has entered into discussions with its lessors to modify certain leases, and has also taken action to reject certain leases pursuant to the protections and procedures under the Chapter 11 Cases, including without limitation rejecting certain leases for Airbus A320neo family aircraft with IAE LLC PW1100G-JM engines installed;

WHEREAS, to effectuate the settlement outlined in this Term Sheet, the Parties have entered into discussions regarding amendments to or modifications of certain agreements, including the 2013 Neo Agreement, the 2021 Neo Agreement, the Spare Engine Agreement, the 2025 Neo Special Support Agreement, the Ceo Existing Fleet FHA, and the Ceo New Fleet FHA;

WHEREAS, the Parties have further entered into discussions regarding certain new agreements, that will effectuate the settlement outlined in this Term Sheet, including the Ceo LLP Agreement, the FPA, the Thrust Lease Agreement, and the Settlement and Release Agreement; and

WHEREAS, by its execution of this Term Sheet, each Party acknowledges and agrees that under this Term Sheet and pursuant to the Restructuring contemplated by this Term Sheet, each Party is receiving (i) new value that is intended to be, and in fact is part of, a contemporaneous exchange of new value, (ii) fair value, (iii) fair, full and adequate consideration, and (iv) reasonably equivalent value for each transfer.

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NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is conclusively acknowledged, the Parties agree as follows:

1.	CONDITIONS PRECEDENT

The effectiveness of this Term Sheet is expressly subject to and conditioned on satisfaction of each of the following conditions precedent (the date on which all of the following conditions have been met shall be referred to herein as the “Effective Date”):

1.1	The execution of this Term Sheet by each Party.

1.2	Spirit having prepared a motion seeking entry of an order approving this Term Sheet pursuant to the United States Code (the “Bankruptcy Code”) and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and any other motion or declaration necessary or appropriate to implement the relief sought therein (e.g., a sealing motion) (collectively, the “Approval Motion”) and the IAE Parties having agreed to the final form of the Approval Motion and to any redactions with respect to such Approval Motion.

1.3	The entry of order(s) by the Bankruptcy Court in the Chapter 11 Cases granting the Approval Motion and approving this Term Sheet and the transactions contained herein on or before December 30, 2025 (the “Approval Order”), or such later date as the parties may mutually agree in writing (which writing may be evidenced by electronic mail between the Parties). For the avoidance of doubt, if the Bankruptcy Court does not approve this Term Sheet in accordance with this Section 1.3, this Term Sheet is null and void and of no force or effect.

2.	COMMERCIAL AGREEMENTS

The Parties agree that, subject to the satisfaction of each of the conditions precedent set forth in Article 1 above and subject to the other terms and conditions set forth herein, they shall be bound by the following agreements:

2.1	The Parties agree that, subject to the satisfaction of each of the conditions precedent set forth in Article 1 above, they will contemporaneously execute and enter into all agreements necessary to effectuate this Term Sheet including the Settlement and Release Agreement and the other Restructuring Agreements by the Amendment Cut-Off Date, or such other date as the Parties may mutually agree in writing (which writing may be evidenced by electronic mail between the Parties) (the date on which all of the Restructuring Agreements have been executed and delivered by each party thereto and become effective by their terms, the “Restructuring Agreements Effective Date”).

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2.2	Upon the effective date of the Chapter 11 Cases plan for Spirit (such date, the “Chapter 11 Plan Date”) Spirit agrees that it shall assume each of the Restructuring Agreements, Settlement Agreement and Release, and any other amendments to the existing agreements or other agreements contemplated by this Term Sheet.

2.3	IAE LLC acknowledges that Spirit is reducing its PW1100G-JM engine-powered A320neo family aircraft fleet obligation in its current agreements from two hundred thirteen (213) A320neo family aircraft, thirty-seven (37) Spare Engines, and forty (40) option aircraft. As of the date of execution of this Term Sheet, a total of one hundred twenty-three (123) A320neo family aircraft and twenty (20) Spare Engines have been delivered to Spirit. Additionally, Spirit has reduced its A320neo family aircraft option positions with Airbus in their current agreements to REDACTED A320neo family aircraft options.

Spirit agrees to reduce its fleet of PW1100G-JM engines and Neo Aircraft and associated PW1100G-JM engines as set forth in Section 2.4 below. Exhibit A hereto lists the aircraft manufacturer’s serial numbers and the engine serial numbers of each of the seventy-eight (78) Neo Aircraft subject to leases which have been rejected by Spirit as of the date hereof. Spirit will further reduce its Neo Aircraft fleet after the date hereof in accordance with Section 2.4.1 below. All of the engines listed on Exhibit A, Exhibit A-1, and any engines removed on or prior to the Chapter 11 Plan Date are agreed to have exited the FMP effective as of October 28, 2025.

2.4	Subject to Section 2.7 below, Spirit agrees to:

2.4.1	retain in its fleet as of the Chapter 11 Plan Date, via assumption in the Chapter 11 Cases of the related aircraft leases or otherwise, no less than ten (10) and up to twenty-eight (28) Neo Aircraft leased by Spirit (the “Spirit Neo Retained Aircraft”) with associated PW1100G-JM engines (the “SAEs”), with all other leased Neo Aircraft and associated PW1100G-JM engines in Spirit’s fleet as of the Petition Date to be removed from Spirit’s fleet by the Chapter 11 Plan Date;

2.4.2	retain in its fleet as of the Chapter 11 Plan Date, via assumption in the Chapter 11 Cases of the related engine leases or otherwise, at least six (6) PW1100G-JM spare engines owned by Spirit, with all other PW1100G-JM spare engines in Spirit’s fleet as of the Petition Date to be removed from Spirit’s fleet by the Chapter 11 Plan Date;

2.4.3	retain in its fleet as of the Chapter 11 Plan Date, via assumption in the Chapter 11 Cases of the aircraft leases or financings (as applicable) or otherwise, at least seventy-eight (78) A320ceo family aircraft leased to or

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owned by Spirit with one hundred fifty-six (156) associated V2500 engines, with all other A320ceo family aircraft and associated V2500 engines in Spirit’s fleet as of the Petition Date to be removed from Spirit’s fleet by the Chapter 11 Plan Date;

2.4.4	retain in its fleet as of the Chapter 11 Plan Date, via assumption in the Chapter 11 Cases of the related engine leases or otherwise, the quantity of V2500 spare engines required to maintain a ratio of spare engines-to installed engines of at least REDACTED as measured across Spirit’s A320ceo fleet;

provided that nothing in this Section 2.4 shall prohibit Spirit from entering into GTE Leases with respect to the GTEs (each as defined below).

2.5	Spirit agrees to purchase, subject to IAE LLC making such engines available for purchase, at least REDACTED new PW1100G-JMspare engines with monthly engine deliveries beginning in REDACTED (“New Spares”) and to purchase a sufficient number of new PW1100G-JM engines to meet the spare engine ratios in Section 2.6; provided, that if Spirit is unable to obtain commercially reasonable financing in Spirit’s sole discretion for the purchase of any of the New Spares after using good faith efforts to obtain such financing, the scheduled delivery dates for the New Spares will be adjusted to REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED Firm Spare Engines remain outstanding for purchase and delivery to Spirit under the 2013 Neo Agreement and the 2021 Neo Agreement. The New Spares referenced herein are REDACTED REDACTED Firm Spare Engines under the 2013 Neo Agreement and 2021 Neo Agreement. The remaining REDACTED Firm Spare Engines shall no longer be Firm Spare Engines and shall be converted to Option Spare Engines. An illustration of Spirit’s spare engine purchase obligations is set forth in Exhibit D hereto. The New Spares and any of the remaining Option Spare Engines exercised by Spirit shall be solely for Spirit’s operational use and shall be added to the FMP automatically and without further notice to IAE LLC upon delivery of each such Spare Engine to Spirit.

The purchase obligation with respect to the New Spares is based upon an assumed fleet size of twenty-eight (28) retained Neo Aircraft as of the Chapter 11 Plan Date. If Spirit removes additional Neo Aircraft as contemplated in Section 2.3 and Section 2.4.1, then the New Spares purchase obligation shall be reduced proportionately in accordance with the methodology illustrated in Exhibit D (“Reduced Spare Count”) and the 2021 Neo Agreement shall be amended without further penalty or obligation of Spirit in respect of such reduction in Spare Engine purchase(s).

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2.6	Spirit agrees that its ratio of spare PW1100G-JM engines-to-PW1100G-JM engines installed on Neo Aircraft shall be (i) in the case of Airbus A320neo aircraft engines, no less than REDACTED REDACTED and (ii) in the case of Airbus A321neo aircraft engines, no less than REDACTED REDACTED

2.7	Green Time Lease Engines

2.7.1	Subject to the immediately succeeding sentence, Spirit agrees to enter into short-term leases or otherwise procure the right to operate (any such arrangement, a “GTE Lease”) certain engines previously rejected in the Chapter 11 Cases for up to one hundred (100) IAE LLC PW1100G-JM engines (as set forth on Exhibit B) during the Support Term, which engines (i) must be serviceable and have at least two hundred (200) cycles life remaining at delivery of each such engine under the applicable GTE Lease, and (ii) were previously installed on Airbus A320neo family aircraft the aircraft leases for which Spirit has rejected or otherwise terminated as part of the Chapter 11 Cases (such engines subject to Green Time Leases, the “Green Time Lease Engines” or “GTEs”), in each case subject to agreement on terms to be mutually agreed between Spirit and the applicable lessor parties. Spirit shall use commercially reasonable best efforts to procure GTE Leases in accordance with the above provided that Spirit shall not be required to enter into any GTE leases that would have (or reasonably be expected to have) a material adverse impact on Spirit’s financial condition or that would prejudice Spirit’s position in its Chapter 11 Cases, or for reasons outside of Spirit’s control. IAE agrees to provide the GTE Services (as defined on Exhibit B-1) for the GTEs free of charge to Spirit.

2.7.2	Spirit further agrees to utilize each GTE in support of its Neo Aircraft operations until such time as such GTE becomes unserviceable and with appropriate troubleshooting and line maintenance action in accordance with the AMM and/or EMM, utilizing all available Approved Technical Data, performed by Spirit at its cost, cannot be made serviceable.

2.7.3	Spirit further agrees that, so long as any GTE is in serviceable condition and until the earlier of (i) such GTE completing at least fifteen (15) months of GTE operation on a Spirit Neo Retained Aircraft (not including interim lift aircraft) or (ii) the GTE becoming unserviceable following, if applicable, appropriate troubleshooting and line maintenance action in accordance with the AMM and /or EMM, utilizing all available Approved Technical Data, Spirit will utilize such GTE in support of its Neo Aircraft operations, including retaining such GTE as a spare engine, and Spirit will not assign, lease, sublease, return or otherwise transfer or dispose of any such GTE

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until it has completed its operational term as described in this Section 2.7; provided that a GTE Lease may be early terminated by Spirit, and the related GTE removed from Spirit’s fleet and tendered to the applicable lessor in accordance with such GTE Lease, if necessary for Neo Aircraft fleet optimization pursuant to Section 2.3 and Section 2.4.1). For the avoidance of doubt, the GTEs shall not be “FMP Eligible Engines” under the 2021 Neo Agreement.

2.7.4	To enable IAE LLC to induct a quantity of lessor-owned UREs and GTEs for maintenance service in 2026, and subject to the Restructuring Agreements becoming effective in accordance with 2.1, Spirit agrees (a) to waive any rights to receive an induction in REDACT of PW1100G-JM engines for the provision of maintenance services pursuant to the 2021 Neo Agreement and (b) that, commencing REDACTED RED and continuing until the end of the Support Term, inductions of GTEs will be prioritized over inductions of SAEs under the 2021 Neo Agreement. IAE LLC will continue to work in good faith with the lessors to facilitate GTE Leases substantially consistent with prior proposed terms on price incentives and induction priorities.

2.8	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.9	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.10	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

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REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.11	Intentionally Deleted

2.12	Intentionally Deleted

2.13	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.14	Spirit agrees that after October 27, 2025, the support to be provided to Spirit under the 2025 Neo Special Support Agreement shall cease and Spirit shall not be entitled to, and IAE LLC shall not be obligated to provide, any AOG Support, the AOG Support Rate or any Advance Credits (each as defined in the 2025 Neo Special Support Agreement) for any AOG Events occurring after October 27, 2025. Spirit shall be entitled to receive any AOG Support (as defined in the 2025 Neo Special Support Agreement) credits arising from AOG Events (as defined in the 2025 Neo Special Support Agreement) that occurred on or before October 27, 2025.

2.15	With respect to the Ceo Fleet, Spirit commits to purchasing (i) at least REDACTED REDACTED REDACTED REDACTED life limited parts (LLPs) REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED in either case directly from IAE AG, to be utilized in shop visits performed after January 1, 2026 under (and during the existing period(s) of cover for) the Ceo Existing Fleet FHA, and/or the Ceo New Fleet FHA and/or the FPA.

REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

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a.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

b.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

c.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.16	IAE AG Credits

2.16.1	IAE AG will provide Spirit with the credits (the “IAE AG Credits”) detailed below, on the dates and in the amounts set forth below so long as (i) no Bankruptcy Event of Default or other Event of Default has occurred and is continuing, provided that the occurrence and continuation of the Chapter 11 Cases shall not be deemed to be a Default, Bankruptcy Event of Default or other Event of Default, (ii) each of the Restructuring Agreements has been executed and delivered by each party thereto, and (iii) each of the Definitive Agreements is in effect, then:

a.	Within five (5) Business Days after the Restructuring Agreements Effective Date, IAE AG shall issue a credit to Spirit in the fixed amount of Thirty-Five Million United States Dollars (US$35,000,000) (the “Initial IAE AG Credit”).

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b.	IAE AG will issue credits to Spirit, up to a maximum fixed amount of Forty Million United States Dollars (US$40,000,000), as follows:

i.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

ii.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

iii.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

iv.	Elected Removal from Ceo Existing Fleet FHA

Exhibit E lists the FHA Engines currently covered under the Ceo Existing Fleet FHA. Spirit may elect to remove up to ten (10) of the FHA Engines listed in Exhibit E until the Chapter 11 Plan Date (“10 Exit Election”). A FHA Engine exiting the Ceo Existing Fleet FHA after completion of its term shall not count toward the 10 Exit Election. REDACTED REDACTED

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REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

c.	During the period commencing January 1, 2027 to the last day of the last period of cover under the Ceo Existing Fleet FHA or the Ceo New Fleet FHA, whichever is later, IAE AG will issue credits to Spirit’s account with IAE AG, up to a maximum fixed amount of Twenty Million United States Dollars (US$20,000,000), as follows:

i.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

ii.	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.16.2	IAE AG Credits Terms and Conditions

a.	IAE AG Credits will be issued only if Spirit’s accounts with IAE AG, IAE LLC, PW1100G-JM Engine Leasing, LLC, and Pratt & Whitney are current and no amounts are past due and remain unpaid, excluding any amounts which Spirit, acting in good faith and in commercially reasonable manner, has disputed, so long as Spirit is

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working diligently to settle such dispute and has paid all undisputed amounts. All of Spirit’s accounts referenced above must be current as of the Restructuring Agreements Effective Date, including all pre- petition invoices and disputed invoices.

b.	IAE AG Credits may be used by Spirit for the purchase of goods and services from IAE AG, IAE LLC, PW1100G-JM Engine Leasing, LLC, and Pratt & Whitney.

c.	Each IAE AG Credit shall expire thirty-six (36) months from the date such credit was earned, and upon expiration, any and all remaining unclaimed credits are null and void. For the purposes of the Ceo LLP Agreement, a credit is earned on the date Spirit is eligible to request the issuance of the credit and IAE AG issues such credit. Credits shall not be subject to escalation or interest.

2.17	Spirit agrees that, for purposes of Article 7 of Appendix 5 of the 2021 Neo Agreement, any future FMP Eligible Engines (as defined in the 2021 Neo Agreement) removed from the FMP (as defined in the 2021 Neo Agreement) (excluding (x) the Removed 2021 Neo Agreement Engines, (y) FMP Eligible Engines removed from the FMP as a result of such Engine being declared a total loss or deemed BER (as defined in the FMP) pursuant to the terms of Section 4.3.18 of the FMP, shall constitute Excess Removed Engines (as defined in the 2021 Neo Agreement). Article 7 of the FMP will be revised to reflect these changes. Spirit agrees that, notwithstanding anything in Article 8 of Appendix 5 of the 2021 Neo Agreement to the contrary, it shall have no contractual right to add additional engines to the FMP (as defined in the 2021 Neo Agreement) other than Spare Engines purchased from IAE LLC pursuant to the 2021 Neo Agreement (including the New Spares), as amended, and sixty (60) PW1100G-JM engines powering thirty (30) A320neo family aircraft (“30 Additional Aircraft”) scheduled to be leased by Spirit from AerCap Holdings N.V. and/or its affiliates (“Additional Engines”). The Additional Engines shall be added to the FMP automatically and without further notice to IAE LLC upon delivery of the corresponding aircraft to Spirit.

2.18	The Parties acknowledge that, except as set forth in this Section 2.18, any lease support under the 2021 Neo Agreement, the Spare Engine Agreement, or the 2025 Special Support Agreement has been consumed and is no longer applicable. However, IAE LLC will provide Spirit the Spare Engine Lease Support coverage detailed below when (i) none of the GTEs or SAEs are available for use as spare engines because they are either installed on-wing and in operational use by Spirit or unserviceable, and (ii) the Support Term has ended, provided that Spirit has commenced taking delivery of the firm Spare Engines in accordance with the Delivery Schedule as detailed in Section 2.5 above.

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Subject to Spirit’s compliance with the above conditions, IAE will provide, or cause its affiliate to provide, a serviceable lease Engine for use by Spirit in the event that (i) an Eligible Removal occurs, and (ii) Spirit’s spare GTEs and FMP Eligible Engines are unavailable due to support of another planned or unplanned shop visit, and (iii) Spirit is incurring an AOG Event. IAE shall provide the PWEL Lease Engine Support coverage described in Section 4.1.1, Section 4.1.2, and Section 4.1.4 of the Spare Engine Agreement. REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.19	Spirit agrees that the amounts of its guarantee caps under the 2013 Neo Agreement will be reduced as follows: the Aggregate Cap (as defined in the 2013 Neo Agreement) will be reduced by REDACTED REDACTED REDACTED REDACTED REDACTED for each Eligible Engine (as defined in the 2013 Neo Agreement) removed from the 2013 Neo Agreement. Additionally, the term of any and all guarantees under the 2013 Neo Agreement will be revised to terminate on October 27, 2025.

Spirit agrees that the amounts of its guarantee caps under the 2021 Neo Agreement will be reduced as follows: the Aggregate Cap (as defined in the 2021 Neo Agreement) will be reduced by REDACTED REDACTED REDACTED REDACTED for each Eligible Engine (as defined in the 2021 Neo Agreement) removed from the 2021 Neo Agreement. Additionally, all of the Eligible Engines identified in Exhibit A and Exhibit A-1 will be removed from the guarantees plan, retroactively to their EIS date.

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2.20	IAE AG and Spirit agree to continue to negotiate the new V2500 FPA.

2.21	Solely to the extent arising from Spirit’s removal of Engines from the FMP (as defined in the 2021 Neo Agreement) as contemplated by Section 2.3 of this Term Sheet, IAE LLC agrees that it will not (i) require payment from Spirit for Excess Removed Engines (as defined in the 2021 Neo Agreement) pursuant to Article 7 of the FMP, (ii) reprice maintenance services pursuant to Article 7 of the FMP performed on Excess Removed Engines (as defined in the 2021 Neo Agreement), or (iii) adjust FMP Rates (as defined in the 2021 Neo Agreement) for FMP Eligible Engines (as defined in the 2021 Neo Agreement) that remain in or are otherwise added to the FMP (as defined in the 2021 Neo Agreement) in accordance with Section 2.18 above.

2.22	Solely to the extent arising from Spirit’s removal of Engines from the CEO New Fleet FHA prior to the effective time of the Restructuring Agreements, IAE AG agrees that it will not (i) require payment from Spirit for Exited Eligible Engines (as defined in the CEO New Fleet FHA) in excess of the threshold set forth in Section 11 of the CEO New Fleet FHA (“Excess Exited Eligible Engines”), (ii) reprice maintenance services performed or being performed on Excess Exited Eligible Engines, or (iii) adjust FHA Rates (as defined in the CEO New Fleet FHA) for Eligible Engines (as defined in the CEO New Fleet FHA) that remain in the FHA (as defined in the CEO New Fleet FHA).

2.23	Solely to the extent arising from Spirit’s removal of Engines from the CEO Existing Fleet FHA prior to the effective time of the Restructuring Agreements, IAE AG agrees that it will not (i) require payment from Spirit for Exited Eligible Engines (as defined in the CEO Existing Fleet FHA) in excess of the threshold set forth in Section 11 of the CEO Existing Fleet FHA (“Excess Exited Eligible CEO Engines”), (ii) reprice maintenance services performed or being performed on Excess Exited Eligible CEO Engines, or (iii) adjust FHA Rates (as defined in the CEO Existing Fleet FHA) for Eligible Engines (as defined in the CEO Existing Fleet FHA) that remain in to the FHA (as defined in the CEO Existing Fleet FHA).

2.24	IAE LLC agrees that, solely to the extent arising from the removal from Spirit’s fleet of the Neo Aircraft as contemplated by Section 2.23 and Section 2.4.1 above, it will not require payment from Spirit of liquidated damages pursuant to Section 5.1.1 of the 2021 Neo Agreement for Spirit’s cancellation of fifty-two (52) Cancelled Aircraft (under and as defined in the 2021 Neo Agreement) and Spirit’s cancellation of leases with AerCap for the thirty-six (36) Transfer Aircraft (as defined in the 2021 Neo Agreement}, and shall waive and release claims for liquidated damage for these cancelled aircraft and related claims against Spirit in the Settlement and Release Agreement. REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

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2.25	IAE LLC Credits

IAE will issue Spirit the credits (“IAE LLC Credits”) in the amount and manner set forth below on the following conditions: (i) no Bankruptcy Event of Default has occurred and no other Event of Default has occurred and is continuing, provided that the occurrence and continuation of the Chapter 11 Cases shall not be deemed to be a Default, Bankruptcy Event of Default or other Event of Default, (ii) each of the Restructuring Agreements has been executed and delivered by each party thereto, (iii) each of the Definitive Agreements is in effect, and (iv) Spirit’s accounts with IAE AG, IAE LLC, PW1100G-JM Engine Leasing, LLC, and Pratt & Whitney are current and no amounts are overdue, then:

a.	On the Restructuring Agreements Effective Date, IAE LLC shall issue a credit to Spirit’s account with IAE LLC in the fixed amount of Thirty Million United States Dollars (US$30,000,000).

b.	no later than March 31, 2026, and provided that the Restructuring Agreements have been duly executed and delivered by each party thereto, IAE LLC shall issue a credit to Spirit ‘s account with IAE LLC in the fixed amount of Fifteen Million United States Dollars (US$15,000,000).

c.	IAE LLC Credits may be used to pay amounts due and owing to IAE LLC, IAE AG, PW1100G-JIM Engine Leasing, LLC, and Pratt & Whitney.

Each IAE LLC Credit shall expire thirty-six (36) months from the date such credit was issued, and upon expiration, any and all remaining unclaimed credits are null and void. Credits shall not be subject to escalation or interest.

2.26	IAE LLC agrees that, solely to the extent arising from the removal from Spirit’s fleet of the Neo Aircraft as contemplated by Section 2.3 and Section 2.4.1 above, it will not require payment from Spirit of liquidated damages pursuant to Section 5.1.2 of the 2021 Neo Agreement for Spirit’s cancellation of seven (7) firmly ordered Spare Engines (under and as defined in the 2021 Neo Agreement) and corresponding conversion to Option Spare Engines, and shall waive and release any claims for such liquidated damages against Spirit and related claims in the Settlement and Release Agreement. REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

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2.27	A full and final release by Spirit for the benefit of IAE LLC, IAE AG and their affiliates, in the form set forth on Exhibit C (the “Full and Final Release”), will be included as part of the Settlement and Release Agreement not later than the Amendment Cut-Off Date, or such other date as the Parties may mutually agree in writing (which writing may be evidenced by electronic mail between the Parties); provided that the effective date of the Settlement and Release Agreement shall be the Restructuring Agreements Effective Date. The agreements set forth in this Term Sheet shall be deemed and accepted as the consideration supporting the Full and Final Release which shall be incorporated into the Settlement and Release Agreement.

2.28	Invoice Disputes

2.28.1 REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.28.2	Spirit agrees that “Prevailing IAE Catalog Price” has the same meaning as “then-current catalog price” in the Ceo New Fleet FHA and the Ceo Existing Fleet FHA. REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

2.28.3	Intentionally Deleted

2.28.4	IAE LLC agrees to work in good faith with Spirit to expand the list of documentation provided for engine shop visits under the 2021 Neo Agreement.

2.28.5	IAE AG shall issue to Spirit credits totaling in the fixed amount of Four Million Three Hundred Sixty-Three Thousand Nine Hundred Seventy Nine United States Dollars (US$4,363,979) (“IAE AG Invoice Credits”). IAE LLC shall issue a credit to Spirit’s account with IAE LLC in the fixed amount of Three Million Five Hundred Thousand Eight Hundred Thirty-Five United States Dollars (US$3,500,835) (together with the IAE AG Invoice Credits, the “Total Invoice Credits”). The Total Invoice Credits shall be for the sole purpose of settlement of unpaid invoices described in Section 2.30 below.

2.29	Settlement of Unpaid Invoices

On (and subject to the occurrence of) the Restructuring Agreements Effective Date, Spirit agrees to settle all outstanding invoices through a combination of cash payment and available credits as set forth below. Thereafter, Spirit agrees to keep all of its accounts current in accordance with the applicable Definitive Agreement.

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As of December 1, 2025, Spirit has REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED of outstanding invoices on its accounts with IAE AG and IAE LLC.

Spirit agrees to settle such outstanding invoices by applying REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED of credits provided by IAE AG/ IAE LLC as specified in the table below and a cash payment to IAE AG/IAE LLC of REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED provided that the Parties hereby reserve all rights to make, and any and all defenses with respect to, claims as to the pre-petition and post-petition allocation, and priority, of the obligations relating to such outstanding invoices.

CREDITS ISSUED OR TO BE ISSUED BY IAE AG OR IAE LLC
REDACTED	Invoice dispute credits to be issued by IAE AG
REDACTED	Invoice dispute credits to be issued by IAE LLC
REDACTED	Credit issued or to be issued by IAE AG to cancel SV invoice for V16123
REDACTED	Credit(s) to be issued by IAE LLC to implement FAR33 reversals
REDACTED	Available credits on Spirit's account on or prior to the Restructuring Agreements Effective Date
REDACTED	Additional credits issued or to be issued by IAE LLC
REDACTED	Credit to be issued by IAE LLC on the Restructuring Agreements Effective Date
REDACTED	TOTAL

2.30	Neither IAE LLC nor IAE AG shall have any obligation under any of the agreements if there is an Event of Default by Spirit and IAE LLC/IAE AG shall retain all available rights and remedies under the Restructuring Agreements, the Definitive Agreements or any of the other agreements and applicable law relating to any such Event of Default, including but not limited to termination.

3.	INTENTIONALLY DELETED

4.	MISCELLANEOUS

4.1	Definitions

As used in this Term Sheet, the following terms shall have the following meanings:

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4.1.1	“Airbus” means Airbus S.A.S.

4.1.2	“Amendment Cut-Off Date” means January 31, 2026, or such other date as the Parties may mutually agree in writing (which writing may be evidenced by electronic mail between the Parties).

4.1.3	“Bankruptcy Event of Default” means an “Event of Default” as described in Section 4.1.12a or Section 4.1.12c.

4.1.4	“Ceo Aircraft” means Airbus A320ceo family aircraft powered with V2500 engines, owned or operated by Spirit.

4.1.5	“Ceo Engines” means IAE AG V2500 engines owned or operated by Spirit.

4.1.6	“Ceo Existing Fleet FHA Amendment” means the amendment to the Ceo Existing Fleet FHA, IAE AG and Spirit shall enter into no later than the Amendment Cut-Off Date, which shall include the applicable commercial terms set out in this Term Sheet.

4.1.7	“Ceo Existing Fleet GTA” means the Amended and Restated V2500® General Terms of Sale, dated October 1, 2013, between IAE AG and Spirit, including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time in accordance with the terms thereof.

4.1.8	“Ceo LLP Agreement” means the agreement IAE AG and Spirit shall enter into no later than the Amendment Cut-Off Date, which shall include the applicable commercial terms set out in this Term Sheet.

4.1.9	“Ceo New Fleet FHA Amendment” means the amendment to the CEO New Fleet FHA, IAE AG and Spirit shall enter into no later than the Amendment Cut-Off Date, which shall include the applicable commercial terms set out in this Term Sheet.

4.1.10	“Ceo New Fleet GTA” means the V2500® General Terms of Sale, dated October 1, 2013, between IAE AG and Spirit, including all exhibits, appendices and other attachments thereto, as amended or otherwise modified from time to time in accordance with the terms thereof.

4.1.11	“Definitive Agreements” means, collectively, 2013 Neo Agreement, the 2021 Neo Agreement, the Ceo Existing Fleet GTA, the Ceo New Fleet GTA, the Ceo Existing Fleet FHA, the Ceo New Fleet FHA, the Spare Engine Agreement, the 2013 Neo Agreement Amendment, the 2021 Neo Agreement Amendment, the Neo Agreements Amendments, the Spare Engine Agreement Amendment, the Ceo Existing Fleet FHA Amendment,

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the Ceo New Fleet FHA Amendment, the Ceo LLP Agreement, the FPA, the Thrust Lease Agreement and the Settlement and Release Agreement.

4.1.12	“Event of Default” means the occurrence of one or more of the following:

a.	Spirit confirms a plan of reorganization in the Chapter 11 Cases under which it is contemplated that Spirit (or Spirit’s successor under the plan) will not continue to operate as an airline and will discontinue all or substantially all of its flight operations.

b.	Spirit permanently suspends or discontinues all or substantially all of its flight operations.

c.	Subsequent to its exit from the Chapter 11 Cases, (i) Spirit commences any case, proceeding or action with respect to it or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or otherwise relating to relief from or readjustment of any of its debts or obligations, (ii) Spirit seeks the appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets, or makes a general assignment for the benefit of its creditors, (iii) Spirit becomes subject to any case, proceeding or action of the type referred to in clauses (i) or (ii) that is not stayed, dismissed or discharged within sixty (60) days of the filing thereof or (iv) an action is commenced against Spirit seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets that is not stayed, dismissed or discharged within sixty (60) days of the filing thereof.

d.	Any failure by Spirit to pay any amount due under any Definitive Agreement within five (5) business days following receipt of written notice of such non-payment from IAE LLC, IAE AG, PWEL, or Pratt & Whitney, as applicable, (a “Payment Default”), excluding any amounts which Spirit, acting in good faith and in commercially reasonable manner, disputes, so long as Spirit is working diligently to settle such dispute and has paid all undisputed amounts.

e.	Spirit fails to cure any material breach by Spirit of any Definitive Agreement (other than with respect to a Payment Default which is separately addressed in the foregoing Section 4.1.12d within thirty (30) days of receipt of written notice of such material breach received from IAE LLC, IAE AG, PWEL, or Pratt & Whtiney as applicable.

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4.1.13	“FPA” means a V-ServicesSM Fixed Price Repair Agreement for certain V2500-A5 engines between Spirit and IAE AG, in a form substantially consistent with the agreement under development by the Parties as of the Effective Date, to be dated on or about the date of the other Restructuring Agreements.

4.1.14	“Neo Aircraft” means Airbus A320neo family aircraft powered with PW1100G-JM engines, owned or operated by Spirit.

4.1.15	“Neo Agreements Amendments” means one or more amendments or other modifications to each of the 2013 Neo Agreement and the 2021 Neo Agreement IAE LLC and Spirit shall enter into no later than the Amendment Cut-Off Date, which shall include the applicable commercial terms set out in this Term Sheet.

4.1.16	“Neo Engines” means IAE LLC PW1100G-JM engines owned or operated by Spirit.

4.1.17	“Pratt & Whitney” means RTX Corporation, Pratt & Whitney Division.

4.1.18	“Restructuring” means the transactions contemplated by the Restructuring Agreements.

4.1.19	“Restructuring Agreements” means, collectively, the Settlement and Release Agreement, the 2013 Neo Agreement Amendment, the 2021 Neo Agreement Amendment, the Neo Agreements Amendments, the Spare Engine Agreement Amendment, the 2025 Neo Special Support Agreement Amendment, the Ceo Existing Fleet FHA Amendment, the Ceo New Fleet FHA Amendment, the FPA, the Thrust Lease Agreement and the Ceo LLP Agreement. The Restructuring Agreements will be drafted by counsel to IAE LLC and IAE AG.

4.1.20	“Settlement and Release Agreement” means the settlement and release agreement that IAE LLC, IAE AG, and Spirit shall enter which will incorporate the commercial terms of this Term Sheet and the Release set forth in Exhibit C no later than the Amendment Cut-Off Date.

4.1.21	“Spare Engine Agreement Amendment” means the amendment to the Spare Engine Agreement, IAE LLC and Spirit shall enter into no later than the Amendment Cut-Off Date, which shall include the applicable commercial terms set out in this Term Sheet.

4.1.22	“Spirit Assumed Engine” or “SAEs” means the PW1100G-JM engines Spirit has retained in its fleet as described in Section 2.4.

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4.1.23	“Support Term” has the meaning given to such term in Exhibit C.

4.1.24	“2013 Neo Agreement Amendment” means the amendment to the 2013 Neo Agreement, IAE LLC and Spirit shall enter into no later than the Amendment Cut-Off Date which shall include the applicable commercial terms set out in this Term Sheet. IAE LLC shall make appropriate amendments to the 2013 Neo Agreement to remove from such agreement each of those applicable engines which are being removed from the 2013 Neo Agreement (the “Removed 2013 Neo Agreement Engines”) and each of those applicable aircraft which are being removed from the 2013 Neo Agreement (the “Removed 2013 Neo Agreement Aircraft”). Those engines which will remain under the 2013 Neo Agreement are referred to herein as the “Retained 2013 Neo Agreement Engines,” and those aircraft which will remain under the 2013 Neo Agreement are referred to herein as the “Retained 2013 Neo Agreement Aircraft.

4.1.25	“2021 Neo Agreement Amendment” means the amendment to the 2021 Neo Agreement, IAE LLC and Spirit shall enter into no later than the Amendment Cut-Off Date which shall include the applicable commercial terms set out in this Term Sheet. IAE LLC shall make appropriate amendments to the 2021 Neo Agreement to remove from such agreement each of those applicable engines which are being removed from the 2021 Neo Agreement (the “Removed 2021 Neo Agreement Engines”) and each of those applicable aircraft which are being removed from the 2021 Neo Agreement (the “Removed 2021 Neo Agreement Aircraft”). Those engines which will remain under the 2021 Neo Agreement and/or with respect which Spirit will be obligated to purchase or lease are referred to herein as the “Retained 2021 Neo Agreement Engines,” and those aircraft which will remain under the 2021 Neo Agreement and/or with respect which Spirit will be obligated to purchase or lease are referred to herein as the “Retained 2021 Neo Agreement Aircraft.”

4.1.26	“2025 Neo Special Support Agreement Amendment” means the amendment to the 2025 Neo Special Support Agreement IAE LLC and Spirit shall enter into no later than the Amendment Cut-Off Date.

4.1.27	“Thrust Lease Agreement” means the PW1127G-JM to PW1133G-JM Thrust Upgrade Lease Agreement, to be entered into by and between Spirit and IAE LLC no later than the Amendment Cut-Off Date.

4.1.28	“Unserviceable Rejected Engines” or “UREs” means any PW1100G-JM engine that was already unserviceable or had less than two hundred (200) cycles life remaining immediately prior to being rejected by Spirit.

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4.2	Governing Law. This Term Sheet is governed by, construed and enforced in accordance with the substantive laws of the State of New York, United States of America, without regard to principles of conflicts of law, and the United Nations Convention of Contracts for the International Sale of Goods shall not apply.

4.3	Forum. All disputes arising under or in connection with this Term Sheet or the Definitive Agreements shall, prior to the issuance of a final decree from the Bankruptcy Court closing Spirit’s current Chapter 11 Cases, be resolved by the Bankruptcy Court which shall have exclusive jurisdiction over such disputes; provided that all disputes arising under or in connection with any Definitive Agreement shall be resolved in accordance with the terms thereof following Substantial Consummation (as defined in Section 1101(2) of the Bankruptcy Code) of Spirit’s plan of reorganization in its current Chapter 11 Cases.

4.4	Confidentiality. The Parties shall enter into a nondisclosure agreement acceptable to IAE Parties in their discretion, and the Parties shall keep the terms of this Term Sheet confidential in accordance with such nondisclosure agreement.

4.5	Amendment; Assignment. The provisions of this Term Sheet shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, provided that no Party may assign its rights or delegate its obligations under this Agreement, in whole or in part, without the prior written consent of the other Parties, and any assignment or delegation made in contravention of this provision will be invalid.

4.6	Severability and Invalidity. If any provision of this Term Sheet or the application thereof is or becomes invalid, illegal or unenforceable to any extent, the remainder of this Term Sheet and the application thereof will not be affected and will be enforceable to the fullest extent permitted by law.

4.7	Headings. Section headings are for informational purposes only, do not form a part of this Term Sheet, and shall not govern or affect the interpretation of this Term Sheet.

4.8	Exclusion of Other Provisions and Previous Understandings. This Term Sheet (including all schedules, exhibits and attachments) expresses the complete and exclusive agreement of the Parties relating to the subject matter hereof and applies to the exclusion of all other provisions of any other document relating to the subject matter hereof. No Party has relied on any representations, agreements, statements or understandings made prior to the execution of this Term Sheet, whether orally or in writing, relating to the subject matter hereof, other than those expressly incorporated in this Term Sheet. This Term Sheet represents the entire agreement among the Parties relating to the subject matter hereof and supersedes all prior representations, agreements, statements and understandings.

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4.9	No Construction Against the Drafter. This Term Sheet has been the subject of negotiation between and among the Parties. If an ambiguity or question of intent arises with respect to any provision herein, this Term Sheet will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Term Sheet.

This Term Sheet is available for the Parties’ consideration until December 17, 2025. If the foregoing is acceptable to Spirit, please indicate such acceptance by having an authorized official of Spirit sign in the designated space below and return via email. After acceptance by IAE AE and IAE LLC, IAE AG and IAE LLC will return an electronic copy of the fully executed Term Sheet to Spirit. The Parties agree that facsimile, electronic, or PDF signatures will be deemed to be of the same force and effect as documents signed with a wet ink signature.

This Term Sheet may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument.

(Signature page follows)

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IN WITNESS WHEREOF, the Parties have caused this Term Sheet to be duly executed as of the date first entered above and deem that it is executed in the State of Connecticut.

SPIRIT AIRLINES, LLC

By:
Name:
Title:

IAE INTERNATIONAL AERO ENGINES AG

By:
Name:
Title:

INTERNATIONAL AERO ENGINES, LLC

By:
Name:
Title:

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Exhibit B-1
GTEs Services

For the avoidance of doubt, GTEs are not, and shall not be deemed to be, FMP Eligible Engines, nor shall GTEs have any maintenance services performed on them by IAE or an IAE network facility, whether under the FMP or otherwise.

Capitalized terms used in this Exhibit B-1 and not defined herein (or in the Term Sheet) shall have the respective meanings set forth in the 2021 Neo Agreement.

1.	GTE SERVICES

For so long as the GTEs are under lease by Spirit, IAE will provide the following services (the “GTE Services”):

1.1	Engine Health Monitoring (“EHM”) Services for GTEs

Subject to Spirit’s compliance with the requirements of Section 2.2 below, IAE will perform EHM of GTEs to identify trends in engine performance. EHM services include, but are not limited to the following:

1.1.1	Technical analysis of GTEs’ performance data and reporting of anomalies indicated by such data to designated Spirit personnel as required;

1.1.2	Twenty-four (24) hour per day automated mechanical exceedance reporting (subject to report availability). Reports are provided by the customized web portal. Alternative notification by such methods as e-mail and cell phone can also be provided upon request. Any associated data usage fees incurred by Spirit through Spirit’s telecommunications provider shall be borne by Spirit.

1.2	GTEs EHM Transmission Requirements

1.2.1	Spirit will provide all data reasonably requested by IAE for GTEs as described in Attachment 4 to Appendix 5 to the 2021 Neo Agreement (the “GTEs EHM Data”). The GTEs EHM Data will be provided by Spirit at the frequencies specified in Attachment 4 to Appendix 5 to the 2021 Neo Agreement and in a format reasonably acceptable to IAE. Spirit acknowledges that IAE may require additional data and IAE may, from time to time, make amendments to GTEs EHM Data transmission requirements, including but not limited to the Attachment 4 list of reports, GTEs EHM Data capture methods, and/or frequency of data submission. Spirit shall not unreasonably deny consent to such amendments proposed by IAE. For aircraft capable of collecting and transmitting engine and aircraft data captured during the flight cycle (“GTEs Full Flight Data” and inclusive of the

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GTEs EHM Data), Spirit shall provide IAE with access to the GTEs Full Flight Data or authorization to access the GTEs Full Flight Data. Spirit shall not intentionally disable, impede or remove data collection or transmission capability from the aircraft. If Spirit cannot provide IAE with access to or authorization to access GTEs Full Flight Data, or for aircraft without GTEs Full Flight Data capabilities, Spirit will electronically transmit the GTEs Full Flight Data, if available, or GTEs EHM Data, if GTEs Full Flight Data is not available, to IAE via one or more of the following methods, as elected by Spirit and mutually agreed by IAE: (a) in-flight data transfer to IAE’s ACARS ground station (identified as HFDPWCR) via an air-to-ground service provider (e.g., ARINC or SITA); (b) post-flight wireless transfer of GTEs Full Flight Data; and/or (c) other data transfer techniques that IAE may introduce from time to time.

1.2.2	For all GTEs, Spirit will provide timely communication of engine removals, sensor changes, mechanical exceedances, and relevant maintenance actions that can impact Engine performance.

1.2.3	If either Party becomes aware that data required by this Section 2.2 is not being received, such Party will promptly notify the other Party and the Parties will consult and cooperate to determine the reason for such non- receipt or non-transmittal and to remedy the problem. IAE will not be obligated to perform the relevant services under this Article 2 if the performance of such services has been rendered impossible or unduly onerous as a result of the non-receipt of such data. Failure by Spirit to provide any GTE EHM Data as required in Attachment 4 to Appendix 5 to the 2021 Neo Agreement for a period exceeding three (3) calendar days beyond the date such data is to be submitted in accordance with Attachment 4 to Appendix 5 to the 2021 Neo Agreement shall be considered a blackout period (the “GTEs Blackout Period”), except where data transmission is not possible (i) due to a failure of ACARS, (ii) due to a failure of available third-party GTEs Full Flight Data transmission systems, or (iii) when the GTEs EHM Data cannot be accessed or received by IAE solely due to the fault of IAE. In the event of any GTEs Blackout Period, Spirit and/or IAE shall use their respective reasonable efforts, each at their own cost and expense, to promptly and cooperatively remedy the cause of the GTEs Blackout Period as soon as possible. Spirit shall provide IAE with the backlog of all data available to it, which was not reported during the GTEs Blackout Period within three (3) calendar days of remedying the cause of the GTEs Blackout Period.

1.3	GTEs EHM Data Disclosure and Use

1.3.1	Except as provided in Section 2.3.1(a) below with respect to PPD, GTE EHM Data provided by Spirit is proprietary to Spirit. IAE may disclose data

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provided by Spirit pursuant to this Section 2.3 in relation to the Permitted Purpose (defined below) to: (i) IAE’s majority member and its affiliates and subsidiaries (“IAE’s Majority Member”), including Collins Aerospace; (ii) IAE suppliers (“Suppliers”); and (iii) those employees, officers, directors, agents, and contractors of IAE, IAE’s Majority Member, and Suppliers who have a need to know the same in connection with the Permitted Purpose as defined below (collectively, “Representatives”). Notwithstanding the foregoing, IAE may request authorization to disclose GTEs EHM Data provided by Spirit for a purpose in addition to the Permitted Purpose and such authorization shall not be unreasonably withheld. IAE, IAE’s Majority Member, Suppliers, and their respective Representatives are authorized by Spirit to access, store, reproduce, process, and use the data for the purpose of (collectively, the “Permitted Purpose”) (a) improving the performance, operation, reliability, design, and maintainability of the Engine, other products, and current and future product development including Spirit’s Engines; (b) supporting any other agreement entered into between IAE and Spirit; (c) creating and using aggregate datasets and aggregate statistics which do not contain data that could reasonably be used to identify Spirit (or that could be associated with Spirit) for provision of services to Spirit and third parties, research, statistical, sales, and marketing purposes, and in support of agreements with Spirit and third parties. Such authorization by Spirit shall survive the termination of the 2021 Neo Agreement. IAE shall use and maintain reasonable administrative, technical and physical measures to safeguard and secure from unauthorized access, use, modification or disclosure, any data that is provided by Spirit hereunder to IAE that is not de-identified in relation to Spirit.

a.	GTEs Positionalized Powerplant Data (“PPD”)

PPD shall mean all data generated, acquired, collected, recorded, transmitted from or related to the electronic engine control and all its subsystems including components thereof, that is not transmitted on the common data bus, which contains the intellectual property of IAE and as such will remain solely owned by IAE. Spirit shall have no right to access or use the PPD. Notwithstanding the foregoing, IAE shall provide Spirit with findings from the PPD that would impact the use and operation of the Engine.

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EXHIBIT C

RELEASE

1.	For purposes of this Exhibit C, Spirit, together with its successors, its parent, direct and indirect subsidiary companies, and assigns, are collectively referred to as “Spirit.”

2.	The Support Term as used in Exhibit C shall mean the period of time beginning on the Effective Date through and including September 30, 2027.

3.	Spirit hereby fully, irrevocably and forever releases and discharges IAE LLC and IAE AG, and each of their members, partners, parents, assigns, transferees, representatives, principals, agents, officers, directors, shareholders, subsidiaries, and affiliates, including but not limited to RTX Corporation and Pratt & Whitney as a division thereof (collectively, the “IAE Parties”) from and against any and all actions,. claims, rights, demands, and set offs, whether in contract, tort or in any other cause of action of any kind at law or in equity (each, a “Claim” and collectively, “Claims”):

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4.	The Claims described in Sections 3, 3.1 and 3.2 of this Exhibit C are referred to as the “Released Claims.” For the avoidance of doubt, any Claims arising from, concerning, or relating to the following are deemed to be known to Spirit and are expressly included as Released Claims:

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4.1	REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

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5.	Expressly excluded from the Released Claims are: REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED REDACTED

6.	Spirit irrevocably agrees that the benefits provided by or contemplated in the Term Sheet fully compensate and provide the sole and exclusive remedy to Spirit for any Released Claims it may have or would have had against the IAE Parties.

7.	Spirit agrees that it shall not cause to be commenced any suit,. action, arbitration claim or other proceeding in any jurisdiction (including any request for injunctive or equitable relief) against the IAE Parties with respect to the Released Claims (the “Covenant Not To Sue”). In the event that Spirit breaches the Covenant Not to Sue in this Article 7 of this Exhibit C, IAE AG and IAE LLC shall have the right to suspend the issuance of the IAE LLC Credits to Spirit until the proceeding is withdrawn and Spirit shall refund IAE LLC for any IAE LLC Credits issued if the proceedings are not withdrawn and IAE AG and IAE LLC further reserve all rights and remedies at law and in equity. If such benefits are suspended due to Spirit’s breach of the Covenant Not to Sue, neither IAE AG nor IAE LLC shall be under any obligation to provide such withheld support to Spirit which Spirit may otherwise have received during the suspension period. Spirit hereby indemnifies, and shall keep indemnified, the IAE Parties against all costs and damages (including their entire legal expenses) incurred in all future actions, claims and proceedings in respect of any of the Released Claims which Spirit may bring against the IAE Parties or any of them in contravention of the terms of this Article 6 of this Exhibit C.

The obligations of IAE AG and IAE LLC to provide the benefits specified in the Term Sheet shall terminate and shall become null and void if Spirit or any if its affiliates, successors or assigns commences any litigation or initiates any other proceeding that challenges or contests the validity, enforceability, or effectiveness of the release provided in this Exhibit C and/or the Covenant Not to Sue provided in this Exhibit C, or asserts any claim against

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IAE AG or IAE LLC based on any alleged claims, liabilities, damages or losses included within the scope of the Released Claims, as defined above.

8.	Spirit warrants and represents as of the Effective Date that it has not sold, transferred, assigned or otherwise disposed of its interest in the Released Claims. Spirit warrants and represents with respect to itself that it has the full right, power and authority to execute, deliver and perform the Term Sheet, including (without limitation) with respect to the covenants in Article 2 through Article 6 of this Exhibit C on behalf of Spirit.

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EXHIBIT E

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